UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

LINKBANCORP, Inc.

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	001-41505	82-5130531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Camp Hill Bypass, Suite 202
Camp Hill, Pennsylvania		17011
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 569-2265

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	LNKB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of LINKBANCORP, Inc. (the “Company”) was held on May 23, 2024. At the annual meeting of shareholders, the Company’s shareholders (i) elected twenty-one directors to the Company’s board of directors for a one-year term and (ii) ratified the appointment of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The final results of the shareholder vote were as follows:

1.
Election of directors for a one-year term of office.

Nominees for One-Year Term	Number of Votes FOR	Number of Votes AGAINST	Number of Votes ABSTAINING	Number of Broker Non-Votes
Andrew Samuel	26,199,799.23	685,469.00	44,953.25	4,505,742
Jennifer Delaye	26,225,654.23	633,160.00	71,407.25	4,505,742
Anson Flake	26,225,729.23	629,094.00	75,398.25	4,505,742
George Parmer	25,468,583.23	1,392,027.00	69,611.25	4,505,742
Debra Pierson	25,659,137.23	1,212,525.00	58,559.25	4,505,742
Diane Poillon	26,116,047.23	751,059.00	63,115.25	4,505,742
William E. Pommerening	26,119,432.23	743,898.00	66,891.25	4,505,742
William L. Jones	26,274,889.23	578,876.00	76,456.25	4,505,742
David H. Koppenhaver	25,728,092.23	1,164,601.00	37,528.25	4,505,742
Joseph C. Michetti, Jr.	26,145,236.23	741,959.25	43,026.00	4,505,742
Kristen Snyder	26,258,569.48	642,756.00	28,896.00	4,505,742
Steven I. Tressler	25,868,934.23	1,032,010.25	29,277.00	4,505,742
Mona D. Albertine	25,987,796.48	862,369.00	80,056.00	4,505,742
John W. Breda	26,132,482.23	732,611.00	65,128.25	4,505,742
Michael W. Clarke	26,064,478.23	809,986.00	55,757.25	4,505,742
David Doane	26,242,175.23	614,181.00	73,865.25	4,505,742
Lloyd B. Harrison, III	26,026,053.23	671,042.00	233,126.25	4,505,742
Kenneth R. Lehman	25,955,132.23	902,594.00	72,495.25	4,505,742
George P. Snead	26,187,677.23	660,403.00	82,141.25	4,505,742
James A. Tamburro	26,175,181.23	675,193.00	79,847.25	4,505,742
Robert C. Wheatley	25,986,531.23	852,179.00	91,511.25	4,505,742
2.
The ratification of the appointment of S.R. Snodgrass, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2024.

For	Against	Abstain	Broker Non-Votes
31,261,024.23	137,667.00	37,272.25	—

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. None.
(b)	Pro forma financial information. None.
(c)	Shell company transactions. None.
(d)	Exhibits.
104 Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LINKBANCORP, INC.

Date:	May 24, 2024	By:	/s/ Carl D. Lundblad
Carl D. Lundblad President